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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): May 20, 1996


                             EDUDATA CORPORATION
                          --------------------------
             (Exact name of registrant as specified in its charter)


                                   Delaware
                          --------------------------
                  (State or other jurisdiction of incorporation


                0-12850                                13-3152648
   -------------------------------         ----------------------------------
       (Commission File Number)                       (IRS Employer
                                                   Identification No.)



200 N. Westlake Blvd., Suite 202,                           91362
      Westlake Village, CA
- ---------------------------------------                   -----------
Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code: (805) 381-2700

                                Not applicable
                ----------------------------------------------
                (Former address, if changed since last report)


Total number of pages in this document: 2

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ITEM 8.  Change In Fiscal Year


On May 20, 1996, the Company determined to change its year end from July 31 to the Saturday nearest to February 28th (or 29th), beginning with the period ended March 2, 1996. In addition, the Company changed its fiscal quarters such that each quarter consists of 13 weeks and ends on a Saturday.

The financial report covering the transition period from August 1, 1995 to March 2, 1996 will be filed on a Form 10-KSB.


SIGNATURES

Pursuant to the requirements of the Securities Exhange Act of 1934 the Registrant has caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


       EDUDATA CORPORATION
       (Registrant)


       By:

       /s/  Robert H. Gurevitch
       -------------------------------------------------
       Robert H. Gurevitch
       Chief Executive Officer and Chairman of the Board


       Date: May 31, 1996